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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: November 16, 2007

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Commission file number 1-8198

HSBC FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	86-1052062 (IRS Employer Identification Number)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices)	60070 (Zip Code)

Registrant's telephone number, including area code (847) 564-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On November 16, 2007, HSBC Finance Corporation (the “Company”) entered into a Selling Agent Agreement (the “Selling Agent Agreement”) by and among the Company, Incapital LLC (as Purchasing Agent) and the Agents named therein providing for the issuance of the Company’s InterNotes®.

The Company has filed with the Securities and Exchange Commission a registration statement on Form S-3 (Registration No. 333-130580) relating to the offering of the InterNotes®. The Selling Agent Agreement filed with this Current Report on Form 8-K under Item 9.01 is being filed as an exhibit to that registration statement.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits

Exhibit No.	Description
1.4	Selling Agent Agreement, dated as of November 16, 2007, among HSBC Finance Corporation, Incapital LLC and the Agents named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION
By: /s/ Craig T. Thiele Name: Craig T. Thiele Title: Vice President - Treasury

Dated: November 16, 2007

EXHIBIT INDEX

Exhibit No.	Description
1.4	Selling Agent Agreement, dated as of November 16, 2007, among HSBC Finance Corporation, Incapital LLC and the Agents named therein.

3